COLUMBIA PARTNERS EQUITY FUND
                         Supplement Dated July 16, 2004

                       to Prospectus Dated August 1, 2003



The Board of Trustees has decided to redeem all outstanding shares of the Columbia Partners Equity Fund (the "Fund"). The Board has concluded that due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

The Fund will close on August 31, 2004. In accordance with the rules of the Fund as stated in the existing prospectus, all holdings in the Fund's portfolio were sold today, and the proceeds will be held in money market instruments such as money market funds and repurchase agreements until all shares have been redeemed. As a result of the liquidation of the Fund's portfolio, the Fund will no longer be able to pursue its investment objective of long-term growth, and likewise, the Fund will no longer be able to be invested in equity securities. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Shares of the Fund are otherwise not available for purchase. ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 31, 2004 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. Prior to August 31, 2004, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the existing Prospectus. If you have questions or need assistance with redemptions, please call the transfer agent, Unified Fund Services, Inc. at 1-888-696-2733, or Chris Lane at Columbia Partners, L.L.C. Investment Management at 202-496-5608.

This Supplement and the existing Prospectus dated August 1, 2003, provide the relevant information for all shareholders and should be retained for future reference. Both the existing Prospectus and the existing Statement of Additional Information have been filed with the Securities and Exchange Commission dated August 1, 2003, both of which are incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-696-2733.